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          BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
            SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
              SERIES 1997-2, INVESTOR NUMBER 19972002

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MONTHLY SERVICING SUMMARY                                                                     PERIOD ENDING:         02/28/98
-------------------------------------------------------------------------------------------------------------------------------
                                                                               Pass Through
                                                                                   Rate           Balance          Pool Factor
                                                                               ------------  ---------------      ---------------

                                                       BOP Scheduled Pool                    $493,426,699.19          98.6853610%
Determination Date:         03/05/98                   EOP Scheduled Pool                     490,614,215.19          98.1228640%
Remittance Date:            03/10/98                Class A-1 Certificate          5.8250%     20,114,322.19          68.1841430%
                                                    Class A-2 Certificate          6.1300%     49,000,000.00         100.0000000%
                                                    Class A-3 Certificate          6.2300%     45,000,000.00         100.0000000%
                                                    Class A-4 Certificate          6.3100%     50,000,000.00         100.0000000%
                                                    Class A-5 Certificate          6.3900%     33,000,000.00         100.0000000%
Prior Period WAC               10.53%               Class A-6 Certificate          6.4700%     32,000,000.00         100.0000000%
Current Period WAC             10.53%               Class A-7 Certificate          6.6900%     51,000,000.00         100.0000000%
                                                    Class A-8 Certificate          6.7900%     52,000,000.00         100.0000000%
Senior Percentage             100.00%               Class A-9 Certificate          7.0900%     68,500,000.00         100.0000000%
Class M Percentage              0.00%              Class A-IO Certificate          0.1500%
Class B Percentage              0.00%                 Class M Certificate          6.9000%     41,250,000.00         100.0000000%
                                                    Class B-1 Certificate          7.0700%     32,500,000.00         100.0000000%
                                                    Class B-2 Certificate          8.4000%     16,249,893.00         100.0000000%

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



I.    RECAP OF POOL:                      Loan
                                          Count          CLASS A-1        CLASS A-2          CLASS A-3           CLASS A-4
                                        -------     -----------------  --------------     --------------     ---------------
      Beginning Certificate Balance      15,868        $22,926,806.19  $49,000,000.00     $45,000,000.00      $50,000,000.00
      Scheduled Principal Reduction                       (662,631.88)           0.00               0.00                0.00
      Partial Principal                                   (191,054.13)           0.00               0.00                0.00
      Principal Prepayments In Full         (57)        (1,508,880.27)           0.00               0.00                0.00
      Contract Liquidations                 (15)          (449,917.72)           0.00               0.00                0.00
      Contract Repurchases                    0                  0.00            0.00               0.00                0.00
      Previously Undistributed
       Shortfalls                                                0.00            0.00               0.00                0.00
                                        -------     -----------------  --------------     --------------     ---------------
      Remaining Certificate Balance      15,796        $20,114,322.19  $49,000,000.00     $45,000,000.00      $50,000,000.00
                                        -------     -----------------  --------------     --------------     ---------------
                                        -------     -----------------  --------------     --------------     ---------------

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
                                                              CLASS A-5      CLASS A-6           CLASS A-7            CLASS A-8
                                                        -----------------  --------------     --------------     ---------------
      Beginning Certificate Balance                        $33,000,000.00  $32,000,000.00     $51,000,000.00      $52,000,000.00
      Scheduled Principal Reduction                                  0.00            0.00               0.00                0.00
      Partial Principal Prepayments                                  0.00            0.00               0.00                0.00
      Principal Prepayments In Full                                  0.00            0.00               0.00                0.00
      Contract Liquidations                                          0.00            0.00               0.00                0.00
      Contract Repurchases                                           0.00            0.00               0.00                0.00
      Previously Undistributed Shortfalls                            0.00            0.00               0.00                0.00
                                                        -----------------  --------------     --------------     ---------------
      Remaining Certificate Balance                        $33,000,000.00  $32,000,000.00     $51,000,000.00      $52,000,000.00
                                                        -----------------  --------------     --------------     ---------------
                                                        -----------------  --------------     --------------     ---------------

                                                             CLASS A-9        CLASS M           CLASS B-1            CLASS B-2
                                                        -----------------  --------------     --------------     ---------------
      Beginning Certificate Balance                        $68,500,000.00  $41,250,000.00     $32,500,000.00      $16,249,893.00
      Scheduled Principal Reduction                                  0.00            0.00               0.00                0.00
      Partial Principal Prepayments                                  0.00            0.00               0.00                0.00
      Principal Prepayments In Full                                  0.00            0.00               0.00                0.00
      Contract Liquidations                                          0.00            0.00               0.00                0.00
      Contract Repurchases                                           0.00            0.00               0.00                0.00
      Previously Undistributed Shortfalls                            0.00            0.00               0.00                0.00
                                                        -----------------  --------------     --------------     ---------------
      Remaining Certificate Balance                        $68,500,000.00  $41,250,000.00     $32,500,000.00      $16,249,893.00
                                                        -----------------  --------------     --------------     ---------------
                                                        -----------------  --------------     --------------     ---------------
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II.   DISTRIBUTIONS:

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                                                              CLASS A-1       CLASS A-2          CLASS A-3          CLASS A-4
                                                        -----------------  --------------     --------------     ---------------
      Principal Distribution Amount                         $2,812,484.00           $0.00              $0.00               $0.00
      Interest Distribution Amount                             103,871.17      250,308.33         233,625.00          262,916.67
      Unpaid Interest Shortfall                                      0.00            0.00               0.00                0.00
                                                        -----------------  --------------     --------------     ---------------
      Total Distribution                                    $2,916,355.17     $250,308.33        $233,625.00         $262,916.67
                                                        -----------------  --------------     --------------     ---------------
                                                        -----------------  --------------     --------------     ---------------

                                                             CLASS A-5        CLASS A-6          CLASS A-7           CLASS A-8
                                                        -----------------  --------------     --------------     ---------------
      Principal Distribution Amount                                 $0.00           $0.00              $0.00               $0.00
      Interest Distribution Amount                             175,725.00      172,533.33         284,325.00          294,233.33
      Unpaid Interest Shortfall                                      0.00            0.00               0.00                0.00
                                                        -----------------  --------------     --------------     ---------------
      Total Distribution                                      $175,725.00     $172,533.33        $284,325.00         $294,233.33
                                                        -----------------  --------------     --------------     ---------------
                                                        -----------------  --------------     --------------     ---------------

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                                                             CLASS A-9       CLASS A-IO           CLASS M
                                                        -----------------  --------------     --------------
      Principal Distribution Amount                                 $0.00                              $0.00
      Interest Distribution Amount                             404,720.83       61,678.34         237,187.50
      Unpaid Interest Shortfall                                      0.00                               0.00
                                                        -----------------  --------------     --------------
      Total Distribution                                      $404,720.83      $61,678.34        $237,187.50
                                                        -----------------  --------------     --------------
                                                        -----------------  --------------     --------------

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                                                             CLASS B-1        CLASS B-2
                                                        -----------------  --------------
      Principal Distribution Amount                                 $0.00           $0.00
      Interest Distribution Amount                             191,479.17      113,749.25
      Unpaid Interest Shortfall                                      0.00            0.00
                                                        -----------------  --------------
      Total Distribution                                      $191,479.17     $113,749.25
                                                        -----------------  --------------
                                                        -----------------  --------------

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III.  SCHEDULED MONTHLY MORTGAGE PAYMENTS
      (P&I):

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
                                                            Total P&I ...                      $4,992,451.17
                                                       Gross Interest ...                      (4,329,819.29)
                                                                                            -----------------
                                                  Scheduled Principal ...                         662,631.88
                                                                                            -----------------
                                                                                            -----------------

IV.   SERVICING FEE:                                                                              $411,188.92
                                                                                            -----------------
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V.    DELINQUENCY INFORMATION:

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                                                        Days Delinquent         Number       Actual Balance
                                                      -------------------  --------------   -----------------
                                                           31 - 59                    154      $4,826,981.08
                                                           60 - 89                     47       1,403,074.44
                                                           90 or more                  56       1,782,949.26
                                                      -------------------  --------------   -----------------
                                                      Total Delinquent                257      $8,013,004.78
                                                                           --------------   -----------------
                                                                           --------------   -----------------

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VI.   REPOSSESSION INFORMATION:

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                                                                                 Number      Actual Balance
                                                                          --------------   -----------------
                                                        BOP Repossessions             38      $1,262,314.98
                                            Plus Repossessions this Month             37       1,089,503.45
                                                        Less Liquidations            (15)      ($451,878.18)
                                                                          --------------   -----------------
                                                        EOP Repossessions             60      $1,899,940.25
                                                                          --------------   -----------------
                                                                          --------------   -----------------

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VII.  REPURCHASES:

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                                                                               Number        Actual Balance
                                                                          --------------   -----------------
                                       Contracts Repurchased or
                                       Replaced                                        0              $0.00
                                       Eligible Substitute Contracts                   0              $0.00
                                       Difference Paid by Servicer                     0              $0.00
                                                                          --------------   -----------------
                                       Total Repurchases                               0              $0.00
                                                                          --------------   -----------------
                                                                          --------------   -----------------
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VIII. RESERVE ACCOUNT ACTIVITY

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

                                        Reserve Fund Beginning Balance                                $0.00
                                        Reserve Fund Draw Amount                                      $0.00
                                        Reserve Fund Deposit Amount                                   $0.00

IX.   MONTHLY ADVANCE

                                        Monthly Advance Amount                                        $0.00
                                        Outstanding Amount Advanced                                   $0.00

X.    DELINQUENCY RATIOS
                                        Average 30-Day Delinquency Ratio                               1.13%
                                        Average 60-Day Delinquency Ratio                               0.56%
                                        Cumulative Realized Loss Ratio                                 0.08%
                                        Current Realized Loss Ratio                                    0.04%

XI.   RESIDUAL INTEREST DISTRIBUTION
      AMOUNT                                                                                    $985,908.81
                                                                                         ------------------
                                                                                         ------------------

XII.  LIQUIDATION LOSSES:
                                       Previous Period Aggregate
                                        Net Liquidation Losses:                                 $199,824.97
                                       Current Period Aggregate
                                        Net Liquidation Losses:                                 $389,140.98
                                       Current Period Liquidation Losses:                       $189,316.01

XIII. MISC.
                                       Class M Principal Distribution Test Met?                          NO
                                       Class B-1 Principal Distribution Test Met?                        NO
                                       Clause X Amount                                        16,249,893.00
                                       Clause Y Amount                                         9,999,998.00
                                       Clause X Amount equal to or less
                                        than Clause Y Amount?                                            NO

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                              $21,888.15

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